Tax	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Tax

7	Tax

Tax expense
	2023	2022[1]	2021[1]
	£m	£m	£m
Current tax	386	(283)	(187)
– for this year	359	(243)	(245)
– adjustments in respect of prior years	27	(40)	58
Deferred tax	41	(363)	164
– origination and reversal of temporary differences	25	(529)	248
– effect of changes in tax rates	—	33	(56)
– adjustments in respect of prior years	16	133	(28)
Year ended 31 Dec[2]	427	(646)	(23)
1 From 1 January 2023, we adopted IFRS 17 ‘Insurance Contracts’, which replaced IFRS 4 ‘Insurance Contracts’. Comparative data of the financial year ended 31 December 2022 have been restated accordingly. Comparative data for the year ended 31 December 2021 is prepared on an IFRS 4 basis.
2 In addition to amounts recorded in the income statement, a tax charge of £334m (2022: credit of £393m; 2021 credit of £135m) was recorded directly to equity.
The group’s profits are taxed at different rates depending on the country in which they arise. The key applicable corporate tax rates in 2023 included the UK and France. The UK tax rate applying to HSBC Bank plc and its banking subsidiaries in 2023 was a blended rate of 27.75% (2022: 27.00%), comprising 23.50% corporation tax plus 4.25% surcharge on UK banking profits, following an increase in the main rate of UK corporation tax from 19% to 25% and a reduction in the UK banking surcharge rate from 8% to 3% from 1 April 2023. The applicable tax rate in France was 26% (2022: 26%). Other overseas subsidiaries and overseas branches provided for taxation at the appropriate rates in the countries in which they operate.
On 20 June 2023, legislation was substantively enacted in the UK, the jurisdiction of the entity's ultimate parent entity, HSBC Holdings plc, to introduce the 'Pillar Two' global minimum tax model rules of the OECD's Inclusive Framework on Base Erosion and Profit Shifting (BEPS), as well as a qualified domestic minimum tax, with effect from 1 January 2024. Under these rules, a top-up tax liability arises where the effective tax rate of the HSBC Holdings plc operations in a jurisdiction, calculated based on principles set out in the OECD's Pillar Two model rules, is below 15%.
Based on the group's forecasts, top-up tax liabilities are expected to arise in four jurisdictions, in particular Jersey, due to low statutory tax rates. During 2023, the government of Bermuda announced the introduction of a corporation tax system to apply to Bermudian entities of large multinational groups, with a statutory rate of 15%, with effect from 1 January 2025. This is expected to apply to the HSBC Group's operations in Bermuda.
Tax reconciliation
The tax charged to the income statement differs from the tax expense that would apply if all profits had been taxed at the UK corporation tax rate as follows:

	2023		2022[1]		2021[1]
	£m	%	£m	%	£m	%
Profit/(loss) before tax	2,152		(1,199)		1,023
Tax expense
Taxation at UK corporation tax rate	506	23.5	(228)	19.0	194	19.0
Impact of taxing overseas profits at different rates	(20)	(0.9)	(75)	6.3	7	0.7
UK banking surcharge	5	0.2	(47)	3.9	(2)	(0.2)
Items increasing the tax charge in 2023:
– UK and European bank levies	78	3.6	50	(4.2)	72	7.0
– adjustments in respect of prior periods	58	2.7	93	(7.8)	30	2.9
– provisions for fines and penalties	23	1.1	3	(0.3)	(2)	(0.2)
– local taxes and overseas withholding taxes	19	0.9	4	(0.3)	(4)	(0.4)
– effect of losses (profits) in associates and joint ventures	5	0.2	5	(0.4)	(43)	(4.2)
– other	25	1.2	(5)	0.4	(32)	3.0
– impact of changes in tax rates	—	—	33	(2.8)	(56)	(5.5)
– impact of temporary differences between French tax and IFRS	—	—	—	—	324	31.7
Items reducing the tax charge in 2023:
– movements in unrecognised deferred tax	(81)	(3.8)	(268)	22.4	(47)	(4.6)
– non-taxable gain on transfer of Guernsey branch	(74)	(3.4)	—	—	—	—
– deductions for AT1 coupon payments	(60)	(2.8)	(55)	4.6	(53)	(5.2)
– impact of held for sale adjustments	(25)	(1.2)	47	(3.9)	—	—
– non-taxable income and gains	(21)	(1.0)	(93)	7.8	(92)	(9.0)
– movements in provisions for uncertain tax positions	(11)	(0.5)	(110)	9.2	5	0.5
– tax impact of sale of French retail banking business	—	—	—	—	(324)	(31.7)
Year ended 31 Dec	427	19.8	(646)	53.9	(23)	(2.2)
1 From 1 January 2023, we adopted IFRS 17 ‘Insurance Contracts’, which replaced IFRS 4 ‘Insurance Contracts’. Comparative data of the financial year ended 31 December 2022 have been restated accordingly. Comparative data for the year ended 31 December 2021 is prepared on an IFRS 4 basis.
The effective tax rate for the year was 19.8% (2022: 53.9%; 2021: (2.2)%). The 2023 effective tax rate of 19.8% reflects the mix of profits and losses in different jurisdictions and is decreased by the release of provisions for uncertain tax positions, recognition of a deferred tax asset for prior period excess expenses in HSBC Life (UK) and the non-taxable gain arising on the transfer of the Guernsey branch to PBRS and increased by non-deductible UK and European bank levy expenses and charges in respect of prior periods.
The effective tax rate for 2022 of 53.9% represented a tax credit on a loss before tax and was increased by non-recurring items, including recognition of previously unrecognised deferred tax assets in France and a tax credit of £110m from the release of provisions for uncertain tax positions and reduced by charges in respect of prior periods and non-deductible UK and European bank levy expenses.
In 2021, the signing of a framework agreement for the sale of the French retail banking business resulted in a tax deduction (tax value of £324m) for a provision for loss on disposal which was recorded in the French tax return. A deferred tax liability of the same amount arose as a consequence of the temporary difference between the French tax basis and IFRS in respect of this provision. This temporary difference reversed in 2022 upon application of held for sale accounting for IFRS, resulting in the reversal of this deferred tax liability to the income statement.
Accounting for taxes involves some estimation because tax law is uncertain and its application requires a degree of judgement, which authorities may dispute. Liabilities are recognised based on best estimates of the probable outcome, taking into account external advice where appropriate. We do not expect significant liabilities to arise in excess of the amounts provided. The current tax asset includes an estimate of tax recoverable from HMRC with regards to past dividends received from EU resident companies. The ultimate resolution of this matter involves litigation for which the outcome is uncertain.

Movement of deferred tax assets and liabilities
	Cash flow hedges	Loan impairment provisions	Property, plant and equipment	FVOCI investments	Relief for tax losses[3]	Other[2]	Total
	£m	£m	£m	£m	£m	£m	£m
Assets	391	60	227	474	628	151	1,931
Liabilities	—	—	—	(351)	—	—	(351)
At 1 Jan 2023	391	60	227	123	628	151	1,580
Income statement	—	(4)	(36)	44	(17)	(28)	(41)
Other comprehensive income	(252)	—	—	(43)	—	65	(230)
Foreign exchange and other adjustments	(1)	3	—	8	(10)	(37)	(37)
At 31 Dec 2023	138	59	191	132	601	151	1,272
Assets[4]	138	59	191	329	601	204	1,522
Liabilities[4]	—	—	—	(197)	—	(53)	(250)

Assets	40	60	206	40	382	65	793
Liabilities	—	—	—	—	—	—	—
At 1 Jan 2022[1]	40	60	206	40	382	65	793
Income statement	—	(2)	22	(124)	221	246	363
Other comprehensive income	348	—	—	190	—	(151)	387
Foreign exchange and other adjustments	3	2	(1)	17	25	(9)	37
At 31 Dec 2022[1]	391	60	227	123	628	151	1,580
Assets[4]	391	60	227	474	628	151	1,931
Liabilities[4]	—	—	—	(351)	—	—	(351)
1 From 1 January 2023, we adopted IFRS 17 ‘Insurance Contracts’, which replaced IFRS 4 ‘Insurance Contracts’. Comparative data of the financial year ended 31 December 2022 have been restated accordingly.
2 Other deferred tax assets and liabilities relate to share-based payments, expense provisions and other temporary differences.
3    The deferred tax asset recognised in respect of tax losses mainly relates to France (£566m) and US State tax losses of the New York branch of HSBC Bank plc (£28m), both of which are supported by future profit forecasts.
4    After netting off balances within countries, the balances as disclosed in the financial statements are as follows: deferred tax assets £1,278m (2022: £1,583m); and deferred tax liabilities £6m (2022: £3m).
Management has assessed the likely availability of future taxable profits against which to recover the deferred tax assets of the group, taking into consideration the reversal of existing taxable temporary differences, past business performance and forecasts of future business performance.
The group’s net deferred tax asset of £1,272m (2022: £1,580m) included a net UK deferred tax asset of £441m (2022: £597m) and a net deferred asset of £693m (2022: £797m) in France, of which £566m (2022: £588m) related to tax losses which are expected to be substantially recovered within 12 years.
Management is satisfied that although the Company recorded a UK tax loss in the year, the aforementioned evidence is sufficient to support recognition of all UK deferred tax assets. These deferred tax assets are supported by future profit forecasts for the whole of HSBC's UK tax group. This includes a number of companies which are not part of the HSBC Bank plc group, in particular HSBC UK Bank plc and its subsidiaries.
Unrecognised deferred tax
The amount of temporary differences, unused tax losses and tax credits for which no deferred tax asset is recognised in the balance sheet was £673m (2022: £1,017m). These amounts include unused tax losses, tax credits and temporary differences of £668m (2022: £912m) arising in the New York branch of HSBC Bank plc. The unrecognised losses expire after 10 years or do not expire.
Deferred tax is not recognised in respect of the group’s investments in subsidiaries and branches where HSBC Bank plc is able to control the timing of remittance or other realisation and where remittance or realisation is not probable in the foreseeable future. The aggregate temporary differences relating to unrecognised deferred tax liabilities arising on investments in subsidiaries and branches is £3.7bn (2022: £3.3bn) and the corresponding unrecognised deferred tax liability was £27m (2022: £26m).